MITCHELL HUTCHINS SERIES TRUST--HIGH GRADE FIXED INCOME PORTFOLIO
SEMIANNUAL REPORT



                                                                 August 15, 2000

Dear Contract Owner,

We are pleased to present you with the semiannual report for Mitchell Hutchins Series Trust--High Grade Fixed Income Portfolio (the "Portfolio") for the six-month period ended June 30, 2000.


MARKET REVIEW

[GRAPHIC]

During the first half of 2000, the Federal Reserve (the "Fed") raised the Federal Funds rate by one percent in response to booming economic conditions. Rising interest rates created difficult conditions for all sectors of the fixed income market. U.S. Treasurys fared the best, gaining 4.97% as measured by the Lehman Brothers Government Bond Index. The broad market, as measured by the Lehman Brothers Aggregate Bond Index, gained 3.99% for the period. Corporate bonds, mortgage-backed securities and high-yield bonds partially recovered at period-end. The high-yield sector lost 0.84% as measured by the CS First Boston High Yield Bond Index.

In mid-January the U.S. Treasury announced final plans to buy back Treasury debt in response to a fiscal year surplus of around $200 billion. The size of the buyback--about $30 billion in calendar 2000--surprised many market participants. What's more, Treasury officials indicated that they intend to reduce the supply of 30-year bonds and make the 10-year Treasury note the new long-maturity bellwether. The resulting surge in demand for 30-year bonds caused a drastic yield inversion in which 10-year notes yielded more than 30-year bonds.

The market illiquidity created by this yield-curve inversion plagued the spread sectors. Trading volume stayed low, and investors tried to shed "spread-sector" overweightings while displaying a marked preference for higher credit quality. ("Spread sectors" include high-yield bonds, investment-grade corporate bonds, and mortgage-backed bonds, yields of which are gauged by their relationship, or spread, to U.S. Treasurys.) Credit quality became the overriding concern, and higher-rated debt generally outperformed lower-rated debt.

Bearish market sentiment seemed to ease toward the end of the period, as evidence of a slowing economy mounted. Investors saw this as a sign that the Federal Reserve might be approaching the end of the current cycle of interest rate increases.

OUTLOOK

The Fed did not raise rates at its June 28 meeting, though it remains concerned with inflation. The economy seems to be slowing, though it's not clear if the slowdown will be enough to prevent another interest rate increase. We believe future rate hikes will affect equities more than bonds, and though we expect the economy to slow, we don't think it will slip into recession. In such an environment, we think the spread sectors have a good chance of recovery.

SEMIANNUAL REPORT



PORTFOLIO REVIEW



AVERAGE ANNUAL TOTAL RETURNS, PERIOD ENDED 6/30/00

                                      6 Months    1 Year    5 Years   Inception*
--------------------------------------------------------------------------------
High Grade Fixed Income Portfolio       2.16%       1.47%     4.14%       2.72%
LB Gov't Bond Index                     4.97        5.01      6.20        5.64
--------------------------------------------------------------------------------

* Inception: since commencement of issuance on November 8, 1993.

The investment return and the principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of less than one year are not annualized. Past performance is no guarantee of future performance. Figures assume reinvestment of all dividends and capital gains distributions, if any, at net asset value on the payable dates and do not include sales charges. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.

PORTFOLIO HIGHLIGHTS

The Portfolio trailed its benchmark for the period. Corporate bonds, the Portfolio's largest exposure, performed poorly for five of the six months ended June 30, 2000. Although corporate bonds did make significant gains in June, the improvement did not completely offset the losses of the first five months. Mortgages and agencies also performed rather poorly until June. During the period we slightly reduced the Portfolio's mortgage exposure and raised its allocations to corporates, Treasurys and agencies.

SECTOR ALLOCATION*                                6/30/00            12/31/99
--------------------------------------------------------------------------------
Corporates                                          51.3%               53.1%
Mortgages                                           31.7                40.3
Treasurys                                            5.9                 4.7
Agencies                                            11.1                 9.8
Liabilities in excess of other assets                0.0                -7.9
--------------------------------------------------------------------------------
Total                                              100.0               100.0

PORTFOLIO CHARACTERISTICS*                        6/30/00            12/31/99
--------------------------------------------------------------------------------
Weighted Average Duration                          4.41 yrs            4.94 yrs
Weighted Average Life                              10.2 yrs            10.18 yrs
Average Quality                                    Aa1/AA+             Aa1/AA+
Net Assets ($mm)                                    $2.95                $4.57
--------------------------------------------------------------------------------



* Weightings represent percentages of net assets as of the dates indicated. The Portfolio is actively managed and its composition will vary over time.

MITCHELL HUTCHINS SERIES TRUST--HIGH GRADE FIXED INCOME PORTFOLIO
SEMIANNUAL REPORT



GOING FORWARD

There is a degree of uncertainty over what is a risk-free benchmark in an era of reduced Treasury supply. This basic valuation issue may cause increased spread volatility and wider-than-normal fair value spreads in the future. Despite recent setbacks, we still find mortgages and agencies attractive. Rising interest rates have lessened the likelihood that borrowers will prepay or refinance their mortgages. We intend to continue overweighting spread sectors, believing in their long-term potential.

With most of the Fed tightening out of the way, we think the corporate market is positioned to rally. As volatility in the equity market appears to have stabilized, investors are becoming more comfortable with credit risk. The technical situation also seems favorable. Recent investor surveys have revealed that many investors are neutral to underweighted spread sectors. Cash positions are large and as markets stabilize, investors may be inclined to reinvest in the corporate market to enhance yield and generate total return.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

/s/ Margo Alexander                         /s/ Brian M. Storms

MARGO ALEXANDER                             BRIAN M. STORMS
Chairman and                                President and
Chief Executive Officer                     Chief Operating Officer
Mitchell Hutchins                           Mitchell Hutchins
Asset Management Inc.                       Asset Management Inc.





This letter is intended to assist shareholders in understanding how the Portfolio performed during the six-month period ended June 30, 2000, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances.

MITCHELL HUTCHINS SERIES TRUST--HIGH GRADE FIXED INCOME PORTFOLIO



PORTFOLIO OF INVESTMENTS                               JUNE 30, 2000 (UNAUDITED)

PRINCIPAL
 AMOUNT                                                                           MATURITY             INTEREST
 (000)                                                                              DATES                RATES              VALUE
---------                                                                   --------------------     ---------------     ----------
U.S. GOVERNMENT OBLIGATIONS--5.92%
     $144  U.S. Treasury Bonds (cost--$175,473) ........................... 02/15/21 to 08/15/21     7.875 to 8.125%     $  174,665
                                                                                                                         ----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--12.20%
      250  GNMA ...........................................................        01/15/24               7.000             243,215
      113  GNMA ...........................................................        11/15/17               8.500             116,667
                                                                                                                         ----------
Total Government National Mortgage Association Certificates (cost--$353,755)                                                359,882
                                                                                                                         ----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--10.56%
       39  FNMA ...........................................................        12/01/08               6.000              36,725
      140  FNMA ...........................................................        08/15/04               6.500             137,285
       85  FNMA ...........................................................        04/01/09               7.000              83,100
       54  FNMA ...........................................................        09/01/11               8.000              54,510
                                                                                                                         ----------
Total Federal National Mortgage Association Certificates (cost--$314,769) .                                                 311,620
                                                                                                                         ----------

COLLATERALIZED MORTGAGE OBLIGATIONS--8.78%
       18  FDIC REMIC Trust, Series 1996-C1, Class 1A .....................        05/25/26               6.750              17,981
      137  LB Commercial Conduit Mortgage Trust, Series 1998-C4, Class A1-A        08/15/06               5.870             130,189
      112  Morgan Stanley Capital I, Series 1997-WF1, Class A1 + ..........        10/15/06               6.830             110,824
                                                                                                                         ----------
Total Collateralized Mortgage Obligations (cost--$268,230) ................                                                 258,994
                                                                                                                         ----------

CORPORATE BONDS--51.32%
AIRLINES--3.41%
       55  Continental Airlines ++ ........................................        05/01/10               7.918              54,823
       45  Northwest Airlines ++ ..........................................        10/01/19               8.072              45,683
                                                                                                                         ----------
                                                                                                                            100,506
                                                                                                                         ----------
ENERGY--0.51%
       15  Dynegy Holdings Incorporated ...................................        03/15/05               8.125              15,179
                                                                                                                         ----------
FINANCIAL SERVICES--9.17%
       50  Associates Corporation North America ...........................        11/01/08               6.250              44,823
       45  CIT Group Incorporated .........................................        03/15/03               7.375              44,412
       75  Commercial Credit Group Incorporated ...........................        01/01/08               6.250              68,380
       55  Ford Motor Credit Company ......................................        04/28/03               6.125              52,947
       60  Heller Financial Incorporated ..................................        06/15/05               8.000              59,809
                                                                                                                         ----------
                                                                                                                            270,371
                                                                                                                         ----------
INSURANCE--4.43%
       75  American Re Corporation ........................................        12/15/26               7.450              68,609
       65  Loews Corporation ..............................................        12/15/06               6.750              62,154
                                                                                                                         ----------
                                                                                                                            130,763
                                                                                                                         ----------

MITCHELL HUTCHINS SERIES TRUST--HIGH GRADE FIXED INCOME PORTFOLIO

PRINCIPAL
 AMOUNT                                                                           MATURITY             INTEREST
 (000)                                                                              DATES                RATES              VALUE
---------                                                                   --------------------     ---------------     ----------
CORPORATE BONDS--(CONTINUED)
MEDIA--4.77%
    $  95  News America Holdings Incorporated .............................        10/17/96               8.250%         $   84,664
       55  Time Warner Incorporated .......................................        08/15/04               7.975              56,001
                                                                                                                         ----------
                                                                                                                            140,665
                                                                                                                         ----------
OIL INTEGRATED--1.62%
       50  Conoco Incorporated ............................................        04/15/04               5.900              47,629
                                                                                                                         ----------
REAL ESTATE--3.34%
       20  EOP Operating LP ...............................................        03/15/06               8.375              20,205
       80  First Industrial LP ............................................        05/15/27               7.150              78,288
                                                                                                                         ----------
                                                                                                                             98,493
                                                                                                                         ----------
SECURITIES & ASSET MANAGEMENT--8.89%
       50  Lehman Brothers Holdings Incorporated ..........................        04/01/04               6.625              47,726
      135  Merrill Lynch & Company Incorporated ........................... 02/12/03 to 02/17/09          6.000             125,242
       95  Morgan Stanley Group Incorporated ..............................        01/20/04               5.625              89,181
                                                                                                                         ----------
                                                                                                                            262,149
                                                                                                                         ----------
TELECOMMUNICATIONS--6.73%
      100  AT&T Corporation ...............................................        03/15/09               6.000              89,164
       65  US West Capital Funding Incorporated ...........................        07/15/08               6.375              58,815
       50  WorldCom Incorporated ..........................................        05/15/06               8.000              50,553
                                                                                                                         ----------
                                                                                                                            198,532
                                                                                                                         ----------
TOBACCO--1.48%
       50  Phillip Morris Companies Incorporated ..........................        01/15/27               7.750              43,670
                                                                                                                         ----------
YANKEE--6.97%
      100  Household International Netherlands B V ........................        12/01/03               6.200              96,245
      100  Imperial Tobacco Overseas B V ..................................        04/01/09               7.125              88,945
       20  Republic of Trinidad & Tobago ..................................        10/01/09               9.875              20,500
                                                                                                                         ----------
                                                                                                                            205,690
                                                                                                                         ----------
Total Corporate Bonds (cost--$1,619,656) ..................................                                               1,513,647
                                                                                                                         ----------

SHORT-TERM U.S. AGENCY OBLIGATIONS--11.08%
      327  Federal Farm Credit Bank Discount Note (cost--$326,881) ........        07/03/00               6.570@            326,881
                                                                                                                         ----------
Total Investments (cost--$3,058,764)--99.86% ..............................                                               2,945,689
Other assets in excess of liabilities--0.14% ..............................                                                   4,051
                                                                                                                         ----------
Net Assets--100.00% .......................................................                                              $2,949,740
                                                                                                                         ==========

--------------------------

@      Interest rate shown is the discount rate at date of purchase.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
++     Enhanced equipment trust certificates.
FDIC   Federal Deposit Insurance Corporation.
REMIC  Real Estate Mortgage Investment Conduit

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--HIGH GRADE FIXED INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES                                                                       JUNE 30, 2000 (UNAUDITED)

ASSETS
Investments, at value (cost--$3,058,764) ....................................................................    $ 2,945,689
Cash ........................................................................................................            696
Interest receivable .........................................................................................         40,328
Other assets ................................................................................................            952
                                                                                                                 -----------
Total assets ................................................................................................      2,987,665
                                                                                                                 -----------
LIABILITIES
Payable to investment adviser and administrator .............................................................          1,236
Accrued expenses and other liabilities ......................................................................         36,689
                                                                                                                 -----------
Total liabilities ...........................................................................................         37,925
                                                                                                                 -----------
NET ASSETS
Beneficial interest shares of $0.001 par value outstanding--350,691 shares (unlimited amount authorized) ....      3,253,886
Undistributed net investment income .........................................................................         90,005
Accumulated net realized loss from investments ..............................................................       (281,076)
Net unrealized depreciation of investments ..................................................................       (113,075)
                                                                                                                  ----------

Net assets ..................................................................................................    $ 2,949,740
                                                                                                                 ===========
Net asset value, offering price and redemption value per share ..............................................         $ 8.41
                                                                                                                      ======




                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--HIGH GRADE FIXED INCOME PORTFOLIO


STATEMENT OF OPERATIONS

                                                                                                      FOR THE SIX
                                                                                                      MONTHS ENDED
                                                                                                    JUNE 30, 2000
                                                                                                      (UNAUDITED)
INVESTMENT INCOME:                                                                                  --------------
Interest ........................................................................................    $  144,002
                                                                                                     ----------
EXPENSES:
Legal and audit .................................................................................        19,918
Investment advisory and administration ..........................................................         9,965
Reports and notices to shareholders .............................................................        14,491
Trustees' fees ..................................................................................         3,750
Custody and accounting fees .....................................................................         2,230
Transfer agency fees and related service fees ...................................................           750
Other expenses ..................................................................................         2,879
                                                                                                     ----------
                                                                                                         53,983
                                                                                                     ----------
Net investment income ...........................................................................        90,019
                                                                                                     ----------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investments ............................................................      (104,584)
Net change in unrealized depreciation of investments ............................................        76,093
                                                                                                     ----------
NET REALIZED AND UNREALIZED LOSSES FROM INVESTMENTS .............................................       (28,491)
                                                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................................    $   61,528
                                                                                                     ==========




                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--HIGH GRADE FIXED INCOME PORTFOLIO


STATEMENT OF CHANGES IN NET ASSETS

                                                                                                        FOR THE SIX      FOR THE
                                                                                                        MONTHS ENDED    YEAR ENDED
                                                                                                       JUNE 30, 2000   DECEMBER 31,
                                                                                                        (UNAUDITED)        1999
FROM OPERATIONS:                                                                                       -------------   ------------
Net investment income .............................................................................    $    90,019     $   281,801
Net realized losses from investments ..............................................................       (104,584)       (173,758)
Net change in unrealized appreciation/depreciation of investments .................................         76,093        (351,717)
                                                                                                       -----------     -----------

Net increase (decrease) in net assets resulting from operations ...................................         61,528        (243,674)
                                                                                                       -----------     -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .............................................................................       (284,457)          --
                                                                                                       -----------     -----------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares ..............................................................        276,208         852,166
Cost of shares repurchased ........................................................................     (1,956,402)     (3,365,762)
Proceeds from dividends reinvested ................................................................        284,457         556,093
                                                                                                       -----------     -----------
Net decrease in net assets from beneficial interest transactions ..................................     (1,395,737)     (1,957,503)
                                                                                                       -----------     -----------
Net decrease in net assets ........................................................................     (1,618,666)     (2,201,177)

NET ASSETS:
Beginning of period ...............................................................................      4,568,406       6,769,583
                                                                                                       -----------     -----------
End of period (including undistributed net investment income of $90,005 and $284,443, respectively)    $ 2,949,740     $ 4,568,406
                                                                                                       ===========     ===========




                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Mitchell Hutchins Series Trust--High Grade Fixed Income Portfolio (the "Portfolio") is a diversified Portfolio of Mitchell Hutchins Series Trust (the "Fund"), which is organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen portfolios. Shares of the Portfolio are offered to insurance company separate accounts which fund certain variable contracts.

     The Fund accounts separately for the assets, liabilities and operations for each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

     VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), a wholly owned subsidiary of Paine Webber Group Inc. ("PW Group") and investment adviser and administrator of the Portfolio. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value.

     REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost basis. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.
     DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend-date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

     The ability of the issuers of debt securities including mortgage- and asset-backed securities held by the Portfolio to meet their obligations may be affected by economic developments, including those particular to a specific industry or region. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayments.

INVESTMENT ADVISER AND ADMINISTRATOR

     The board has approved an investment advisory and administration contract with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Portfolio. In accordance with the Advisory Contract, the Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is computed daily and paid monthly, at an annual rate of 0.50% of the Portfolio's average daily net assets.

     On July 12, 2000, PW Group and UBS AG ("UBS") announced that they had entered into an agreement and plan of merger under which PW Group will merge into a wholly owned subsidiary of UBS. If all required approvals are obtained and the required conditions are satisfied, PW Group and UBS expect to complete the transaction in the fourth quarter of 2000. UBS, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.

SECURITIES LENDING

     The Portfolio may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. For the six months ended June 30, 2000, there was no security lending activity by the Portfolio.

BANK LINE OF CREDIT

     The Portfolio may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities or redemption of shares of the Portfolio at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay a commitment fee, pro rata, based on the relative

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)




asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 2000, the Portfolio did not borrow under the Facility.

INVESTMENTS IN SECURITIES

     For federal income tax purposes, the cost of securities owned at June 30, 2000 was substantially the same as the cost of securities for financial statement purposes.


     At June 30, 2000, the components of net unrealized depreciation of investments were as follows:

     Gross appreciation (investments having an excess of value over cost) .............. $   13,191
     Gross depreciation (investments having an excess of cost over value) ..............   (126,266)
                                                                                         ----------
     Net unrealized depreciation of investments ........................................ $ (113,075)
                                                                                         ==========

     For the six months ended June 30, 2000, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $2,624,394 and $4,483,313, respectively.

FEDERAL TAX STATUS

     The Portfolio intends to distribute all of its taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

SHARES OF BENEFICIAL INTEREST

     There is an unlimited number of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                                                      FOR THE SIX        FOR THE
                                                                                     MONTHS ENDED       YEAR ENDED
                                                                                     JUNE 30, 2000   DECEMBER 31, 1999
                                                                                     -------------   -----------------
Shares sold .......................................................................     31,615               94,351
Shares redeemed ...................................................................   (233,008)            (375,933)
Reinvestment of dividends .........................................................     34,396               60,656
                                                                                      --------             --------
Net decrease ......................................................................   (166,997)            (220,926)
                                                                                      ========             ========

MITCHELL HUTCHINS SERIES TRUST--HIGH GRADE FIXED INCOME PORTFOLIO




FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:



                                                       FOR THE SIX
                                                       MONTHS ENDED                 FOR THE YEARS ENDED DECEMBER 31,
                                                       JUNE 30, 2000  --------------------------------------------------------------
                                                        (UNAUDITED)      1999         1998         1997         1996         1995
                                                       -------------  ---------    ---------    ---------    ---------    ----------
Net asset value, beginning of period ...............    $  8.82       $  9.17      $  9.29      $  9.10      $  9.49      $  8.71
                                                        -------       -------      -------      -------      -------      -------
Net investment income ..............................       0.30          0.54         0.56         0.55         0.50         0.56
Net realized and unrealized gains (losses)
  from investments .................................      (0.12)        (0.89)        0.07         0.19        (0.37)        0.79
                                                        -------       -------      -------      -------      -------      -------
Net increase (decrease) from investment operations .       0.18         (0.35)        0.63         0.74         0.13         1.35
                                                        -------       -------       -------     -------      -------      -------

Dividends from net investment income ...............      (0.59)         --          (0.56)       (0.55)       (0.52)       (0.57)
Distributions from net realized gains on investments       --            --          (0.19)        --           --           --
                                                        -------       -------      -------      -------      -------      -------
Total dividends and distributions ..................      (0.59)         0.00        (0.75)       (0.55)       (0.52)       (0.57)
                                                        -------       -------      -------      -------      -------      -------

Net asset value, end of period .....................    $  8.41       $  8.82      $  9.17      $  9.29      $  9.10      $  9.49
                                                        =======       =======      =======      =======      =======      =======
Total investment return(1) .........................       2.16%        (3.82)%       6.83%        8.13%        1.41%       15.44%
                                                        =======       =======      =======      =======      =======      =======
Ratios/Supplemental Data:
Net assets, end of period (000's) ..................    $ 2,950       $ 4,568      $ 6,770      $ 7,345      $ 7,902      $ 9,147
Expenses to average net assets .....................       2.71%*        1.91%        1.27%        1.43%        1.62%        1.01%
Net investment income to average net assets ........       4.52%*        4.65%        5.39%        5.54%        5.04%        5.56%
Portfolio turnover rate ............................         67%          166%         101%          95%         282%         136%

--------------------
*    Annualized.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.

SEMIANNUAL REPORT

MITCHELL

HUTCHINS SERIES

TRUST



HIGH GRADE

FIXED INCOME

PORTFOLIO





JUNE 30, 2000



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